UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: April 8, 2025

(Date of earliest event reported)

AMERICAN PICTURE HOUSE CORPORATION

(Exact name of registrant as specified in its charter)

Wyoming	000-56586	85-4154740
(State of Incorporation)	Commission File Number	(IRS EIN)

477 Madison Avenue, 6FL

New York, NY 10022

(Address of principal executive offices)

877-416-5558

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

a)	Dismissal of Independent Registered Public Accounting Firm

Effective April 3, 2025, American Picture House Corp. (the “Company) dismissed Olayinka Oyebola & Co. (“Olayinka”) as its independent registered public accounting firm. The decision to dismiss Olayinka was made with the recommendation and approval of the Audit Committee of the Company.

The OTC Markets has advised us that Oliyanka is a prohibited service provider. During their time serving as independent auditors, there were no disagreements with Oliyanka on any matter of accounting principles, financial statement disclosure, or auditing scope, or procedure, which disagreement(s), if not resolved to the satisfaction of Oliyanka, would have caused it to make reference to the subject matter of the disagreement(s) in connection with this report. During the years ended December 31, 2023 and 2024 and through April 3, 2025 there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Oliyanka with a copy of this disclosure set forth in this Item 4.01 and was requested to furnish a letter addressed to the Securities Exchange Commission stating whether it agrees with the statements made herein. As of the date of this report Oliyanka has not agreed nor declined to provide such letter. A copy of such letter from Oliyanka will be filed as Exhibit 16.1 by amendment upon receipt.

(b)	Engagement of New Independent Registered Public Accounting Firm

Effective April 3, 2025, LAO Professionals (“LAO”), upon Board recommendation, has been engaged as the Company’s independent registered public accounting firm for the third fiscal quarter of 2024. The selection of LAO was based on its ability to meet the Company’s reporting requirements and its alignment with the Company’s needs. During the two most recent fiscal years and through April 7, 2025, the engagement of LAO, neither the company nor any Person on its behalf has consulted with LAO wwith respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (11 any matter that was either subject to disagreement or a “reportable event” as such terms as described in Items 304(a)(1)(iv) or 314(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PICTURE HOUSE CORPORATION

Dated: April 9, 2025	By:	/s/ Bannor Michael MacGregor
Bannor Michael MacGregor